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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 8, 2000


                                    eFax.com
             (Exact name of registrant as specified in its charter)


          Delaware                     000-22561                77-0182451
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                                1378 Willow Road
                          Menlo Park, California 94025
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 324-0600


                            -------------------------
          (Former name or former address, if changed since last report)



Item 5. Other Events

EFax.com has been informed by the Nasdaq Stock Market that its Common Stock will be delisted from the Nasdaq National Market effective with the opening of business on August 9, 2000. A copy of a press release discussing the delisting is attached hereto as Exhibit 99.1


Item 7.  Financial Statement and Exhibits

(c)    Exhibits

      99.1 Press Release, dated August 9, 2000, relating to the delisting of the Company's Common Stock from the Nasdaq National Market.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     EFAX.COM


                                         By:     /s/ TODD J. KENCK
                                             ---------------------------
                                                    Todd J. Kenck
                                               Vice President of Finance
                                              and Chief Financial Officer



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